Average Annual Total Returns1
Periods Ended 9/30/01                  1 Year       5 Years       10 Years

Equity Income Fund                      2.62%        10.87%         13.54%

S&P Stock Index                       -26.62         10.22          12.70

Lipper Equity Income
Funds Average                          -9.25          8.12          10.79